UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 26, 2025

PCS Edventures!, Inc.

(Exact name of Registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Idaho	000-49990	82-0475383
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

941 S. Industry Way

Meridian, Idaho 83642

(Address of Principal Executive Offices, Including Zip Code)

(208) 343-3110

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election:

The following directors were elected at the Company’s annual meeting that was held at our principal executive offices on September 26, 2025, and which was conducted online (the “2025 Annual Meeting”), where a majority of our shareholders were present either in person or by proxy, constituting a quorum of our shareholders under Article II, Section 7 of our Third Amended Bylaws: Todd R. Hackett, Michael J. Bledsoe and Sean P. Iddings. These directors will serve until the next annual meeting of our shareholders in 2026 or until their successors are elected and qualified.

Director Committees:

As a “smaller reporting company” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are not required to have an Audit Committee, and accordingly, our Board of Directors is responsible for all matters that would customarily be handled by an Audit Committee; our Nominating and Governance Committee currently consists of our current Board members; and our Board of Directors as a whole determines executive compensation.

Mr. Hackett received no compensation as CEO and received no compensation as Chairman of our Board of Directors during our fiscal year ended March 31, 2025. Mr. Bledsoe, the Company’s President, received $132,500 salaried compensation for his service in this capacity during the fiscal year ended March 31, 2025, and he has been excluded from receiving additional compensation as a Board member. Mr. Iddings, the Company’s sole independent director, receives 20,000 shares of our no par value common stock comprised of “restricted securities,” as defined in United States Securities and Exchange Commission (the “SEC”) Rule 144, per quarter of service, as a member of our Board of Directors; and he was elected as a director when our Board of Directors increased the number of members of our Board of Directors to three (3) members pursuant to Article I, Section 2 of our Third Amended Bylaws, effective January 22, 2025. See our 10-K Annual Report for the fiscal year ended March 31, 2025, which was filed with the SEC on June 30, 2025 (the “Fiscal Year 2025 10-K”), specifically, Part III, Item 11. Executive Compensation, for detailed information about the compensation and outstanding equity awards of our directors and executive officers, a copy of which is available by Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is incorporated herein by reference. A copy of our Third Amended Bylaws was filed as Exhibit 3.6 to the Fiscal Year 2025 10-K in Part IV, Item 15. Exhibits, Financial Statements Schedules, and is also incorporated herein by reference.

There were no related party transactions during the fiscal year ended March 31, 2025, or to the date hereof.

Additional information about our Board of Directors is also contained under the heading “Proposal No. 1, Election of Directors,” in our Definitive 14A Proxy Statement for our 2025 Annual Meeting, which was filed with the SEC on August 13, 2025 (the “2025 Proxy Statement”), a copy of which is available by Hyperlink in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A majority of our shareholders also approved an amendment to our Articles of Incorporation that decreased the number of our authorized shares of common stock from 150,000,000 shares to 125,000,000 shares.

Additional information about the reasons for our Board of Directors authorizing this reduction in the number of shares of our common stock is contained in our 2025 Proxy Statement, under the heading “Proposal No. 3, Reasons for the Adoption of the Amendment to Our Articles of Incorporation,” and which information is incorporated herein by reference.

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Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The “FY 2025 Annual Meeting Slides” that were presented during the 2025 Annual Meeting are available in our website at www.edventures.com and are incorporated herein by reference. Once in the website, scroll to the bottom of the webpage and click on “Investors”; then click on “FY 2025 Annual Meeting”; and then click on “Downloads” to review these slides.

The information contained in this Item 7.01 and in the FY 2025 Annual Meeting Slides is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under such Section 18. Furthermore, the information contained in this Item 7.01 and in the FY 2025 Annual Meeting Slides shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Section 8 – Other Events.

Item 8.01 Other Events.

A majority of our shareholders also ratified our Board of Directors selection of Haynie & Company as our independent registered public accounting firm for our fiscal year ending March 31, 2026. Haynie & Company was also our independent registered public accounting firm for our fiscal year ended March 31, 2025. Additional information about our Board of Directors selection of Haynie & Company to continue as our independent registered public accounting firm is also contained in our 2025 Proxy Statement under the heading “Proposal No. 2, Ratification of Selection of Independent Registered Public Accounting Firm,” and is incorporated herein.

Copies of our “Schedule 14A Additional Information” filing with the SEC, our 2025 Proxy Statement and our Fiscal Year 2025 10-K are also available for download on our website referenced in Section 7 – Regulation FD, Item 7.01 Regulation FD Disclosure.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Documents Incorporated by Reference:

Fiscal Year 2025 10-K:

10-K Annual Report for the fiscal year ended March 31, 2025, filed with the SEC on June 30, 2025

Third Amended Bylaws

2025 Proxy Statement:

Definitive 14A Proxy Statement for our 2025 Annual Meeting, which was filed with the SEC on August 13, 2025

FY 2025 Annual Meeting Slides:

See Section 8 – Other Events, Item 8.01 Other Events.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS Edventures!, Inc.

Date: September 30, 2025	By:	/s/ Michael Bledsoe
Michael Bledsoe
President, Director and Principal Financial Officer

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